Fees Summary	Dec. 11, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	3,794.55
Total Transaction Valuation	24,784,793.78
Total Offset Amount	(0)
Net Fee	$ 3,794.55